"Portions of this agreement have been deleted pursuant to a request for confidential treatment. Such portions are indicated by asterisks."


                                                                    EXHIBIT 10.2

                                SUPPLY AGREEMENT


         This Supply Agreement is made and entered into this 1st day of June, 1998 (the "Effective Date") by and between AutoCyte, Inc. ("AutoCyte"), a Delaware corporation having its principal place of business at 112 Orange Drive, Elon College, NC 27244, and Technical Precision Plastics, Inc. ("Supplier"), a North Carolina corporation having its principal place of business at 1405 Dogwood Way, Mebane, NC 27302.


                                 R E C I T A L S

         WHEREAS, Supplier desires to sell to AutoCyte, and AutoCyte desires to purchase from Supplier, certain quantities of Product (as defined below) for commercial sale by AutoCyte;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter expressed, the parties agree as follows:

                             ARTICLE 1. DEFINITIONS

         1.1. "Agreement" shall mean this Supply Agreement, including all attachments and exhibits hereto.

         1.2. "FDA" shall mean the United States Food, and Drug Administration or any successor entity thereto.

         1.3. "Product" shall mean the products listed on Exhibit A hereto.

         1.4. "Purchase Order" shall mean the order form to be completed and issued by AutoCyte to Supplier for the purpose of ordering Product on the terms and conditions of this Agreement.

         1.5. "Specifications" shall mean the specifications provided to Supplier by AutoCyte regarding the characteristics and performance of the Product and the packaging and labelling information and designs, including without limitation all art work and pharmacological information, usage instructions and warnings to be applied to the Product. The Specifications may be amended from time to time by the written agreement of both parties. Both parties shall maintain copies of the Specifications and the Specifications shall be attached as Exhibit A hereto and become part of this Agreement as if incorporated herein.

        ARTICLE 2. PURCHASE AND SALE OF PRODUCTS; PRICES AND ADJUSTMENTS

         2.1. Purchase and Sale of Product. Supplier agrees to manufacture and provide to AutoCyte all of AutoCyte's requirements for the Product. Supplier shall provide product in packaged form as reasonably requested by AutoCyte. Except as otherwise provided in Sections 2.4 and 2.5, AutoCyte agrees to purchase from Supplier all of its requirements for Product.

         2.2. Prices. Attached to this Agreement as Exhibit B is Supplier's price list and discount schedule for the Product (the "Prices"). The Prices shall be exclusive of all applicable taxes and shipping costs. Supplier shall have the right and the obligation to adjust the Prices in response to changes in the prices of material inputs as specified in Exhibit B hereto.

         2.3. Taxes. AutoCyte shall pay to Supplier as a separate item appearing on each invoice an amount equal to any taxes levied on Prices payable or on the Product sold hereunder with respect to which AutoCyte does not furnish to Supplier evidence of lawful exemption. Any such taxes shall be exclusive of any taxes based on Supplier's income or revenues.

         2.4. Right to Alternate Source of Supply. In the event that AutoCyte can obtain the Product elsewhere at a bona fide price which is less than or equal to ninety percent (90%) of Supplier's price for such Product then in effect for a comparable quantity of such Product and on comparable terms and such lesser price shall be available to AutoCyte for a period of not less than three (3) months, AutoCyte shall so notify Supplier in writing and submit documentation to Supplier reasonably demonstrating that AutoCyte can actually purchase such Product at such lower price during such period and on such terms, and Supplier will then have an option to match such price and terms. If Supplier fails to notify AutoCyte within fifteen (15) days after receipt of such notice that it will match such price and terms, AutoCyte shall have the right to obtain such Product elsewhere on such price and terms. Nothing in this Section 2.4 shall relieve AutoCyte of any outstanding obligations of AutoCyte with respect to Products actually ordered from Supplier pursuant to Section 3.1.

         2.5. Inability to Supply. In the event that, at any time during the term of this Agreement, Supplier is unable in any one (1) month to supply the amount of Product ordered by AutoCyte pursuant to Section 3.1, then AutoCyte may notify Supplier thereof and Supplier shall have fifteen (15) days to address such deficiency; provided, however, that AutoCyte and Supplier previously shall have agreed on tooling and assembly capacity not less than six (6) months prior to such notification. If such deficiency is not cured within such fifteen (15) day period, then AutoCyte shall have the right to terminate this Agreement pursuant to Section 8.3 hereof.


                  ARTICLE 3. ORDERS, FORECASTS AND PERFORMANCE

         3.1. Purchase Orders. From time to time during the term of this Agreement, AutoCyte shall issue Purchase Orders to Supplier requesting delivery of specified amounts of the Product. The terms and conditions of this Agreement will apply to each Purchase Order placed by AutoCyte hereunder.

         3.2. Shipment Schedule. All Product ordered by AutoCyte shall be delivered to AutoCyte within forty-five (45) days after receipt of the Purchase Order by Supplier; all Purchase Orders shall be deemed received in accordance with the provisions of Section 9.1 hereof regarding effectiveness of notice. If any Purchase Order exceeds by more than twenty percent (20%) the estimate set forth in the latest sales forecast provided pursuant to Section 3.3, Supplier shall have an additional fifteen (15) days to deliver to AutoCyte the amount of Product that exceeds the forecasted amount by more than twenty percent (20%) (the "Excess Amount"); provided, however, that Supplier shall not be obligated to deliver any Excess Amount unless AutoCyte and Supplier have agreed to tooling and assembly capacity as set forth in Section 2.5.

         3.3. Sales Forecasts. AutoCyte agrees to provide Supplier, on a monthly basis, a written forecast of orders expected by it to be placed during the twelve (12) month period following the date of each forecast with the first three (3) months of each forecast constituting a firm order. Such forecasts shall be based on AutoCyte's good faith estimate as of the date thereof; such forecasts, however, shall not constitute firm orders for Product and shall not bind AutoCyte in any way, except as provided in this Article 3.

              ARTICLE 4. TITLE, DELIVERY AND ACCEPTANCE OF PRODUCTS

         4.1. Packing. Supplier will, at its expense, prepare and pack all Products for shipment. Unless AutoCyte otherwise specifies in writing, all Products are to be suitably prepared and packed for shipment according to good commercial practices suitable for the mode of transportation selected in accordance with the terms of Section 4.2. If AutoCyte requests that Products be packaged in a manner more stringent and expensive than such standards, AutoCyte shall bear the additional expense.

         4.2. Shipping. AutoCyte shall provide Supplier with written instructions as to the method of delivery of the Product and Supplier will make arrangements for shipment of the Product as it is ready for shipment and ship collect. All Product will be shipped to AutoCyte's facility in Burlington, North Carolina or to such other location as AutoCyte may specify in writing. In the event of an unexcused late shipment or delay due to the fault of Supplier, without limiting any other remedy AutoCyte may have, Supplier shall be responsible for any increased transportation and handling charges attributable to AutoCyte's selection of an express means of shipment.

         4.3. Risk of Loss. Title and risk of loss for all Product shall pass from Supplier to AutoCyte upon delivery of the Product to the location designated by AutoCyte.

         4.4. Invoices. Supplier shall invoice AutoCyte for all Product upon delivery of the Product to the location designated by AutoCyte. Supplier shall send such invoices to AutoCyte by first class mail, postage prepaid, at an address specified by AutoCyte. Invoices for all Product shall be due and payable within thirty (30) days after the mailing date.

         4.5. Inspection & Acceptance. AutoCyte shall inspect each shipment upon its arrival at the specified destination for shortage, loss or damage apparent under reasonable visual inspection and shall have the right to test such shipment for functional compliance with the Specifications. In the event that any such inspection reveals that any shipment of Product does not conform with the terms of the applicable Purchase Order or this Agreement, AutoCyte may reject it by giving written notice to Supplier within three (3) days of AutoCyte's receipt of the same, which notice shall specify the manner in which the shipment fails to conform with the applicable Purchase Order or this Agreement. In the event that any such test reveals that any shipment of Product does not conform with the Specifications, AutoCyte may reject it by giving written notice to Supplier within fourteen (14) days of AutoCyte's receipt of the same, which notice shall specify the manner in which the shipment fails to conform with the Specifications. Failure by AutoCyte to forward such notification to Supplier within three (3) days or fourteen (14) days of receipt shall constitute a waiver of claims for shortage, loss or damage and of claims for failure to meet the Specifications, respectively. Such rejected Product shall be returned to Supplier at Supplier's expense.


                        ARTICLE 5. SUPPLIER'S OBLIGATIONS

         5.1. Back-Up Inventory. Supplier shall maintain an adequate back-up inventory of Product to meet AutoCyte's purchase orders, to replace rejected Product and other similar situations. Such inventory level shall be mutually agreed by the parties. Supplier will notify AutoCyte promptly if such back-up inventory falls below such agreed upon level and include the reason for the lower level. The parties will discuss and agree upon a course of action to solve the problem; provided, however, that such agreement shall act in no way as a waiver of AutoCyte's rights or remedies herein if Supplier fails to deliver Product under the provisions of this Agreement.

         5.2. Changes. Supplier shall not change the specified raw materials or processes used in the manufacture of Product without the prior written consent of AutoCyte, which consent shall not be unreasonably withheld.

         5.3. Certificates of Manufacturing Compliance. Supplier shall provide for each lot of Product purchased a certificate of manufacturing compliance containing the types of information that shall have been approved by AutoCyte and certifying that the lot of Product was manufactured in accordance with the Specifications and with the Quality System regulations of the FDA or other applicable governmental regulatory agency ("QS"), as the same may be amended from time to time. Supplier shall advise AutoCyte immediately if an authorized agent of the FDA, of any other governmental regulatory agency or of any nongovernmental, independent standards entity (including the International Standards Organization) visits any of Supplier's manufacturing facilities, or the facilities where the Product is being manufactured, concerning the Product. Supplier shall furnish to AutoCyte the complete report by such agency or entity of such visit, and any amendments or supplements thereto, to the extent that such report, or any amendment or supplement thereto, relates to the Product, and the application of such report, or any amendments or supplements thereto, to the Product, if any, within ten (10) business days of Supplier's receipt of such report, or any amendment or supplement thereto. Supplier also shall furnish to AutoCyte its response to such report, or any amendment or supplement thereto, at the same time it delivers such report, or any amendment or supplement thereto, to such agency or entity.

         5.4. Access to Facilities. Notwithstanding the limitations of remedies in Article 6 hereof, AutoCyte shall have the right to inspect those portions of the manufacturing facilities of Supplier where the Product is being manufactured once annually to ascertain compliance with the Specifications and with QS and up to three additional times in any calendar year in which Supplier significantly changes its manufacturing process for the Product. If the FDA, any other applicable governmental regulatory agency or any nongovernmental, independent standards entity (including the International Standards Organization) issues any notice to the effect that Supplier has failed to comply with any law or regulation in connection with the manufacture of the Product, or if Supplier delivers nonconforming Product, then AutoCyte shall have the right to inspect such portions of the manufacturing facilities of Supplier that relate to the manufacture of Product upon reasonable notice and during normal business hours as often as is reasonably necessary to ascertain that Supplier is correcting such failure in an expedient manner.


                              ARTICLE 6. WARRANTIES

         6.1. Warranty. Supplier warrants that the Product shall conform to the Specifications. In the event that any Product is determined, pursuant to Section
4.5 or otherwise, not to conform to the Specifications, Supplier agrees, at AutoCyte's option, to replace or issue a credit and/or a full refund for such nonconforming Product. Should AutoCyte choose to have the nonconforming Product replaced, Supplier agrees (i) to use its best efforts to effect such replacement within one (1) week of receipt of written notice from AutoCyte of such defect or nonconformity and (ii) to replace such nonconforming Product with Product from a different production lot. Supplier shall pay for the return shipment of Product for which Supplier has warranty liability hereunder and for the shipment of replacements.

         6.2. Compliance with the Federal Food, Drug and Cosmetic Act. Supplier warrants that all Product delivered to AutoCyte pursuant to this Agreement will at the time of such delivery, not be adulterated within the meaning of the Federal Food, Drug and Cosmetic Act, as amended (the "Act"), as applicable, or within the meaning of any applicable state or municipal law in which the definition of adulteration is substantially the same as that contained in the Act, as such Act and such laws are constituted and effective at the time of delivery, and will not be an article which may not, under the provisions of such Act, be introduced into interstate commerce. In the event that AutoCyte determines, pursuant to Section 4.5 or otherwise, that Supplier has breached the warranty in this Section 6.2, then AutoCyte shall have the remedy provided in
Section 6.1 hereof. Notwithstanding anything to the contrary in this Section, Supplier's warranty hereunder does not extend to any packaging or labelling provided by, or at the direction of, AutoCyte.

         6.3. Limitations of Warranties. The warranties provided in this Agreement shall not extend to any Product that has been physically damaged or misused or improperly stored or altered by personnel other than those employed by Supplier, or persons acting at Supplier's direction or with its consent.

         6.4. DISCLAIMER OF OTHER WARRANTIES. EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, SUPPLIER DISCLAIMS, AND AUTOCYTE ACKNOWLEDGES THAT SUPPLIER HAS NOT MADE,

ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Supplier neither assumes nor authorizes AutoCyte or any other person to assume on its behalf any other product warranty in connection with Products sold under this Agreement.

         6.5. Limitation of Remedies. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE PROVISIONS OF THIS ARTICLE 6 SET FORTH AUTOCYTE'S EXCLUSIVE REMEDY, AND SUPPLIER'S SOLE LIABILITY, ON ANY CLAIM, WHETHER TORT, CONTRACT, OR OTHERWISE ARISING OUT OF THIS AGREEMENT AND IN NO EVENT SHALL SUPPLIER BE LIABLE FOR INDEMNIFICATION OF AUTOCYTE ON ACCOUNT OF ANY CLAIM ASSERTED AGAINST AUTOCYTE OR FOR ANY OTHER FURTHER DAMAGE, COST, EXPENSE OR LIABILITY OF ANY KIND WHATSOEVER WHETHER DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION INCIDENTAL OR CONSEQUENTIAL DAMAGES TO AUTOCYTE OR ITS CUSTOMERS ARISING FROM OR RELATED TO ANY DEFECT IN MATERIALS OR WORKMANSHIP.


                            ARTICLE 7. FORCE MAJEURE

         7.1. Force Majeure. If performance of any part of this Agreement by AutoCyte or Supplier is prevented or delayed by reason of any cause beyond the control of, and without the fault of, the party affected, (including, without limitation, acts of God, acts of civil or military authority, failure of subcontractors to perform, inability to obtain component parts, work stoppages, fires, floods, epidemics, wars and riots) the party affected shall be excused from such performance to the extent that it is necessarily prevented or delayed by any such cause during the continuance thereof. Notwithstanding the foregoing, in the event that any delay or failure to perform by Supplier by reason of force majeure shall extend beyond three (3) months, AutoCyte shall have the right to terminate this Agreement pursuant to Section 8.3.


                    ARTICLE 8. TERM, DEFAULT AND TERMINATION

         8.1. Term. Performance under this Agreement will commence on the Effective Date and continue for a term of four (4) year from the Effective Date, unless terminated earlier in accordance with Section 8.3. Thereafter, performance under this Agreement shall continue and this Agreement shall govern the relationship of the parties for additional two (2) year terms unless either party notifies the other no later than two years before the expiration of the original four (4) years term or any additional two (2) years term that this Agreement will terminate upon the expiration of such term.

         8.2. Default. Either party shall be in default under this Agreement if it fails to perform any of its covenants, warranties, undertakings, representations or obligations contained in this Agreement which has not been waived in writing by the non-defaulting party and which the defaulting party fails to remedy to the satisfaction of the non-defaulting party within thirty
(30) days after written notice thereof has been given by the non-defaulting party to the defaulting party. Either party shall also be in default under this Agreement if it makes an assignment for the benefit of its creditors; files an action or petition for relief under applicable bankruptcy or insolvency laws; has filed against it an involuntary petition to have it declared bankrupt in which it acquiesces or which is not dismissed within sixty
(60) days from the date of such filing or the appointment of a receiver for its business.

         8.3. Termination upon Default. Upon default by either party under
Section 8.2, the non-defaulting party may give notice of its intention to terminate this Agreement, and the defaulting party shall have thirty (30) days from the date of such notice to cure the default. If the default is not cured within such thirty (30) day period, the non-defaulting party shall have the right to terminate this Agreement. The failure of the non-defaulting party to so terminate this Agreement shall not constitute a waiver of any of its other rights with respect such default and shall not preclude it from giving a notice under this Section 8.3 to the defaulting party with regard to the same or similar defaults at any time in the future.

         8.4. Termination Upon Change in Control. Without regard to default by Supplier, AutoCyte may terminate this Agreement, effective immediately, upon written notice to Supplier in the event of a change in voting control of the Supplier, a merger of the Supplier with or into, or the sale or lease by the Supplier of all or substantially all of its business to a third party that is competitive in any way to AutoCyte, as reasonably determined by AutoCyte.

         8.5. Termination for Convenience. Without regard to default by Supplier, AutoCyte may terminate this Agreement for its own convenience at any time prior to the termination date by giving ten (10) days prior written notice to Supplier and paying to Supplier the total of all monies due and accruing to Supplier under this Agreement up to the date of termination, if for any consecutive twelve (12) month period AutoCyte has purchased all of its requirements for the Products from alternate suppliers in accordance with the terms of Sections 2.4 hereof.

         8.6. Effect of Termination and Survival. Expiration or termination of this Agreement for any reason shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Article 7 ("Warranties") shall survive the expiration or termination of this Agreement.

         8.7. Return of Molds and Manufacturing Goods. Upon termination of this Agreement for any reason, Supplier immediately shall return to AutoCyte any molds or manufacturing goods specifically ordered and paid for by AutoCyte for the production of the Product in accordance with the packing and shipping instructions included with AutoCyte's notice of termination, or otherwise provided to Supplier by AutoCyte. Notwithstanding the foregoing, Supplier shall have no obligation to return any molds or manufacturing goods specifically ordered and paid for by AutoCyte until all outstanding invoices have been paid by AutoCyte.



                            ARTICLE 9. MISCELLANEOUS

         9.1. Notices. Any notices permitted or required by this Agreement shall be in writing and shall be sent by facsimile, registered mail or a recognized private mail carrier service to the addresses set forth below, or to such other address as may be designated by a party in writing. Such notice shall, (i) if given by facsimile, be effective upon receipt thereof by the recipient's facsimile machine as indicated either in the sender's identification line produced by recipient's fax machine or in the sender's transmission confirmation report as produced electronically by sender's telecopy machine, (ii) if sent by registered mail, on the tenth day after it has been deposited in the mails, or
(iii) if sent by recognized private mail carrier service, on the second business day in the jurisdiction of the recipient after delivery to the carrier.

    If to
    AutoCyte:                      AutoCyte, Inc.
                                   112 Orange Drive
                                   Elon College, North Carolina 27244
                                   Attention:  President
                                   Telephone: (910) 584-0250
                                   Telecopy: (910) 584-9141

    with a copy to:             Palmer & Dodge LLP
                                One Beacon Street
                                Boston, Massachusetts 02108
                                Attention:  Steven N. Farber, Esq.
                                Telephone: (617) 573-0100
                                Telecopy: (617) 227-4420

    If to
    Supplier:                   Technical Precision Plastics, Inc.
                                1405 Dogwood Way
                                Mebane, North Carolina  27302
                                Attention:  President
                                Telephone: (919) 563-9292
                                Telecopy: (919) 563-9686

    with a copy to:             Latham & Wood, LLP
                                10 NW Court Square
                                P.O. Box 997
                                Graham, North Carolina  27253
                                Attention:
                                Telephone:  (336) 227-2460
                                Telecopy:   (336) 226-5517

    9.2. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

    9.3. Independent Parties. This Agreement shall not be deemed to create any partnership, joint venture, or agency relationship between the parties. Each party shall act hereunder as an independent contractor.

    9.4. Applicable Law. This Agreement shall be governed and construed and interpreted in accordance with the laws of the State of North Carolina, excluding its conflict of laws principles.

    9.5. Waiver. Any failure by any party to this Agreement to comply with any of its obligations, agreements or covenants hereunder may be waived by Supplier in the case of a default by AutoCyte and by AutoCyte in the case of a default by Supplier.

    9.6. Entire Agreement. This Agreement and the exhibits hereto embody the entire Agreement and understanding of the parties hereto and supersede any prior agreement or understanding between the parties. This Agreement cannot be amended or terminated orally, but only by a writing duly executed by the parties. No course of dealing or usage of trade shall be used to modify the terms and conditions herein. Any preprinted terms or conditions on any purchase order or order acknowledgement used hereunder shall be null and void and shall have no effect.

    9.7. Headings. Headings of the Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

    9.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

    9.9. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other; provided, however, that AutoCyte may, without such consent, assign its rights and obligations under this Agreement in connection with a merger, consolidation or sale of all or substantially all of its assets; provided further, however, that AutoCyte's rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives.

                                        AUTOCYTE, INC.


                                        By:    /s/ William O. Green
                                               ------------------------------
                                        Name:  William O. Green
                                        Title: Vice President, Finance and
                                               Chief Financial Officer


                                        TECHNICAL PRECISION PLASTICS, INC.


                                        By:    /s/ James M. Piermarini
                                               ------------------------------
                                        Name:  James M. Piermarini
                                        Title: President

"Portions of this agreement have been deleted pursuant to a request for confidential treatment. Such portions are indicated by asterisks."

                                    Exhibit A

            Product Specifications & Packaging/Labelling Requirements

Product:                   Preservative Vial:

                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           ****************************************************.

                           Cyringe Assembly:
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           ****************************************************.

                           Settling Column Assembly:
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           ****************************************************.

Specifications:            The attached drawings #1, #2 and #3 are Supplier's
                           drawing/specifications and are based on
                           *****************************.


                                   *********************************************
                           *****************************************************
                           *****************************************************
                           ****************************************************.


                                   *********************************************
                           *****************************************************
                           *****************************************************
                           ****************************************************.


                                   *********************************************
                           ****************************************************.

"Portions of this agreement have been deleted pursuant to a request for confidential treatment. Such portions are indicated by asterisks."

                  [Drawings #1, #2 and #3 to Exhibit A Omitted]

"Portions of this agreement have been deleted pursuant to a request for confidential treatment. Such portions are indicated by asterisks."

                                    Exhibit B

                         Prices and Adjustment Mechanism

Unit Prices (Current Molds)
                           (Includes packaging as agreed)


                  Preservative Vial
                           Release Quantity               *** per year
                           Price per Thousand             $*****

                  Cyringe Assembly
                           Release Quantity               *** per year
                           Price per Thousand             $*****

                  Settling Chamber Assembly
                           Release Quantity               *** per year
                           Price per Thousand             $*****


Unit Prices (New Molds)
                  (Includes packaging as agreed)

                  Preservative Vial
                           Release Quantity               *** per year
                           Price per Thousand             $*****

                  Cyringe Assembly
                           Release Quantity               *****
                           Price per Thousand             *****

                  Settling Chamber Assembly
                           Release Quantity               *** per year
                           Price per Thousand             $*****


Price Adjustments: Supplier shall revise the above prices, upon ************ prior written notice to AutoCyte, to reflect any increase or decrease of $**** or more in the **************** used by Supplier in the manufacture of the Products. Supplier also may adjust the prices on a direct pass-through basis for any changes in the costs for ***************************.

    Supplier shall not adjust the price more frequently than once every **********. Supplier shall provide AutoCyte with documentation of its cost of ********, ******, *****, *****, etc. and disclose prevailing material price increases or decreases to AutoCyte during all price negotiations.


                                       1